SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2009

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 South Los Robles Avenue	91101
Pasadena, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code  (626) 683-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 29, 2009, Ameron International Corporation (the “Company”) issued a press release regarding the Company’s results of operations for the fiscal year ended November 30, 2008.  A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2009, the Company’s Board of Directors approved the following actions of its Compensation Committee with regard to the compensation of the following executive officers of the Company:

(a)	Payments of Fiscal Year 2008 Annual Management Incentive Compensation Plan Awards:
	James S. Marlen	$1,480,000
	Gary Wagner	$650,000
	Stephen E. Johnson	$182,000
	James R. McLaughlin	$350,000
	Mark J. Nowak	$350,000
	Ralph S. Friedrich	$150,000

(b)	Payments of Fiscal Years 2006-2008 Key Executive Long-Term Cash Incentive Plan Awards:
	James S. Marlen	$890,000
	Gary Wagner	$365,600
	James R. McLaughlin	$172,800
	Mark J. Nowak	$141,600
	Ralph S. Friedrich	$90,000

(c)	Fiscal Year 2009 Annualized Base Salary Rate, Effective February 1, 2009:
	James S. Marlen	$925,000
	Gary Wagner	$472,000
	Stephen E. Johnson	$357,000
	James R. McLaughlin	$298,000
	Mark J. Nowak	$260,000
	Ralph S. Friedrich	$232,000

(d)	February 2, 2009 Grant of 18,000 Shares to James S. Marlen Pursuant to his Employment Agreement

(e)	February 2, 2009 Grant of Restricted Stock, Vesting 33-1/3% per Year:
	Gary Wagner	6,000 shares
	Stephen E. Johnson	4,000 shares
	James R. McLaughlin	3,000 shares
	Mark J. Nowak	2,000 shares
	Ralph S. Friedrich	1,200 shares

(f)	Fiscal Year 2009 Annual Management Incentive Compensation Plan Target Awards (Expressed as a Percentage of Base Salary Rate):
	James S. Marlen	100%
	Gary Wagner	90%
	Stephen E. Johnson	80%
	James R. McLaughlin	80%
	Mark J. Nowak	80%
	Ralph S. Friedrich	50%

(g)	Fiscal Years 2009-2011 Key Executive Long-Term Cash Incentive Plan Target Awards (Expressed as a Percentage of Base Salary Rate):
	James S. Marlen	50%
	Gary Wagner	66%
	Stephen E. Johnson	59%
	James R. McLaughlin	52%
	Mark J. Nowak	42%
	Ralph S. Friedrich	20%
Item 9.01.	Financial Statements and Exhibits.
Exhibit No.	Description
99	News Release dated January 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated:	January 30, 2009	By:	/s/ Stephen E. Johnson
Stephen E. Johnson
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
99	News Release dated January 29, 2009

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